                          VAN KAMPEN AMERICAN CAPITAL
                             LIFE INVESTMENT TRUST
   SUPPLEMENT DATED FEBRUARY 11, 1997, TO THE PROSPECTUS DATED MARCH 6, 1996,
          AS PREVIOUSLY SUPPLEMENTED ON JULY 1, 1996, NOVEMBER 1, 1996
      AND JANUARY 2, 1997 (FOR THE REAL ESTATE SECURITIES PORTFOLIO ONLY)

    The Fund's investment adviser, Van Kampen American Capital Asset Management, Inc., is an indirect subsidiary of Morgan Stanley Group Inc. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

    Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management of more than $100 billion in customer accounts.